                           FORM OF MONTHLY STATEMENT
                 Green Tree Floorplan Receivables Master Trust
                                 Series 1995-1

Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995, (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee), as supplemented by the Series 1995-1 Supplement dated as of December 14, 1995 (the "Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-1 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of June 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set fourth in the Pooling and Servicing Agreement and the Supplement.

A) Information regarding distribution in respect of the Class A Certificates per $1,000 original certificate principal amount

     (1)  The total amount of the distribution in
     respect of Class A Certificates, per $1,000
     original certificate principal amount                                  5.04

     (2)  The amount of the distribution set forth
     in paragraph 1 above in respect of interest
     on the Class A Certificates, per $1,000
     original certificate principal amount                                  5.04

     (3)  The amount of the distribution set forth in
     paragraph 1 above in respect of principal of the
     Class A Certificates, per $1,000 original certificate
     principal amount                                                       0.00

B)   Class A Investor Charge Offs and Reimbursement of
     Charge Offs

     (1)  The amount of Class A Investor Charge Offs                        0.00

     (2)  The amount of Class A Investor Charge Offs
     set forth in paragraph 1 above, per $1,000 original
     certificate principal amount                                           0.00

     (3)  The total amount reimbursed in respect of
     Class A Investor Charge Offs                                           0.00

     (4)  The amount set forth in paragraph 3 above, per
     $1,000 original certificate principal amount                           0.00

     (5)  The amount, if any, by which the outstanding
     principal balance of the Class A Certificates exceeds
     the Class A Invested Amount after giving effect to all
     transactions on such Distribution Date                                 0.00

C) Information regarding distribution in respect of the Class B Certificates, per $1,000 original certificate principal amount

     (1)  The total amount of the distribution in respect of
     Class B Certificates, per $1,000 original certificate
     principal amount                                                       5.18

     (2)  The amount of the distribution set forth in
     paragraph 1 above in respect of interest on the
     Class B Certificates, per $1,000 original certificate
     principal amount                                                       5.18

     (3)  The amount of the distribution set forth in
     paragraph 1 above in respect of principal of the
     Class B Certificates, per $1,000 original certificate
     principal amount                                                       0.00

D) Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount

     (1)  The amount of reductions in Class B Invested Amount
     pursuant to clauses (c), (d), and (e) of the
     definition of Class B Invested Amount                                  0.00

     (2)  The amount of reductions in the Class B Invested
     Amount set forth in paragraph 1 above, per $1,000
     original certificate principal amount                                  0.00

     (3)  The total amount reimbursed in respect of such
     reductions in the Class B Invested Amount                              0.00

     (4)  The amount set forth in paragraph 3 above, per
     $1,000 original certificate principal amount                           0.00

     (5)  The amount, if any, by which the outstanding
     principal balance of the Class B Certificates exceeds
     the Class B Invested Amount after giving effect to
     all transactions on such Distribution Date                             0.00


Green Tree Financial Corporation, as Servicer


BY: /s/ Phyllis A Knight
   -------------------------------
Name:   Phyllis A Knight
Title:  Vice President and Treasurer

RECEIVABLES--
Beginning of the Month Principal Receivables:                   1,050,283,679.87
Removed Principal Receivables:                                              0.00
Additional Principal Receivables:                                           0.00
End of the Month Principal Receivables:                         1,035,895,975.87
End of the Month Total Receivables:                             1,035,895,975.87

Excess Funding Account Balance                                               .00
Aggregate Invested Amount (all Master Trust
 Series)                                                          998,000,000.00

End of the Month Transferor Amount                                 15,318,890.14
DELINQUENCIES AND LOSSES--
 RECEIVABLES

End of the Month Delinquencies:
  30-60 Days Delinquent                                               524,112.35
  61-90 Days Delinquent                                               119,557.32
  90+ Days Delinquent                                                 475,270.73

  Total 30+ Days Delinquent                                         1,118,940.40

Defaulted Accounts During the Month                                         0.00

INVESTED AMOUNTS--

Class A Initial Invested Amount                  409,400,000.00
Class B Initial Invested Amount                   18,400,000.00
Class C Initial Invested Amount                    6,900,000.00
Class D Initial Invested Amount                   25,300,000.00
INITIAL INVESTED AMOUNT                                           460,000,000.00

Class A Invested Amount                          409,400,000.00
Class B Invested Amount                           18,400,000.00
Class C Invested Amount                            6,900,000.00
Class D Invested Amount                           25,300,000.00
INVESTED AMOUNT                                                   460,000,000.00

Class A Adjusted Invested Amount                 409,400,000.00
Class B Adjusted Invested Amount                  18,400,000.00
Class C Invested Amount                            6,900,000.00
Class D Invested Amount                           29,924,090.08
ADJUSTED INVESTED AMOUNT                                          464,624,090.08

MONTHLY SERVICING FEE                                                 774,373.48

INVESTOR DEFAULT AMOUNT                                                54,594.75

SERIES 1995-1 INFORMATION
SERIES 1995-1 ALLOCATION PERCENTAGE                                       46.33%
SERIES 1995-1 ALLOCABLE FINANCE CHARGE                              4,433,789.13
SERIES 1995-1 UNREIMBURSED CHARGE-OFFS                                      0.00
SERIES 1995-1 ALLOCABLE DEFAULTED AMOUNT                               56,595.50
SERIES 1995-1 MONTHLY FEES                                            774,373.48
SERIES 1995-1 ALLOCABLE PRINCIPAL COLLECTIONS                     130,228,391.48
SERIES 1995-1 REQUIRED TRANSFEROR AMOUNT                           18,584,963.60

FLOATING ALLOCATION PERCENTAGE                                            44.24%

INVESTOR FINANCE CHARGE COLLECTIONS                                4,261,460.29
INVESTOR DEFAULT AMOUNT                                               54,594.75
PRINCIPAL ALLOCATION PERCENTAGE                                           44.24%
AVAILABLE PRINCIPAL COLLECTIONS                                  124,839,987.39

CLASS A FLOATING ALLOCATION                                               38.98%
CLASS A REQUIRED AMOUNT                                                    0.00

CLASS B FLOATING ALLOCATION                                                1.75%
CLASS B REQUIRED AMOUNT                                                    0.00

CLASS C FLOATING ALLOCATION                                                 .66%
CLASS D FLOATING ALLOCATION                                                2.85%

TOTAL EXCESS SPREAD                                                2,046,347.10


YIELD AND BASE RATE--

Base Rate (Current Month)                                 7.45%
Base Rate (Prior Month)                                   7.45%
Base Rate (Two Months Ago)                                7.45%
THREE MONTH AVERAGE BASE RATE                                              7.45%

Series Adjusted Portfolio Yield (Current Month)          10.87%
Series Adjusted Portfolio Yield (Prior Month)            10.69%
Series Adjusted Portfolio Yield (Two Months ago)         10.47%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO YIELD                       10.68%


PRINCIPAL COLLECTIONS--

CLASS A PRINCIPAL PERCENTAGE                                              38.98%
    Class A Principal Collections               110,001,809.91

CLASS B PRINCIPAL PERCENTAGE                                               1.75%
    Class B Principal Collections                 4,943,901.57

CLASS C PRINCIPAL PERCENTAGE                                                .66%
    Class C Principal Collections                 1,853,963.09

CLASS D PRINCIPAL PERCENTAGE                                               2.85%
    Class D Principal Collections                 8,040,312.82

AVAILABLE PRINCIPAL COLLECTIONS                 124,839,987.39

REALLOCATED PRINCIPAL COLLECTIONS                                          0.00

SERIES 1995-1 PRINCIPAL SHORTFALL                                          0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM
OTHER PRINCIPAL SHARING SERIES                                             0.00


ACCUMULATION--

Controlled Accumulation Amount                            0.00

Deficit Controlled Accumulation Amount                    0.00
CONTROLLED DEPOSIT AMOUNT                                                  0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                          0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR

OTHER PRINCIPAL SHARING SERIES                                   124,894,582.14


INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                               0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT (OTHER THAN BY
  PRINCIPAL PAYMENTS)                                                      0.00
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER THAN BY
  PRINCIPAL PAYMENTS)                                                      0.00
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER THAN BY
  PRINCIPAL PAYMENTS)                                                      0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                    0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED                     0.00
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS REIMBURSED                     0.00
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS REIMBURSED                     0.00



Green Tree Financial Corporation, as Servicer


BY:   /s/  Phyllis A Knight
      ---------------------------------
Name:      Phyllis A Knight
Title:     Vice President and Treasurer